HIT Performance Commentary
 3rd Quarter 2010

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
October 15, 2010

The AFL-CIO Housing Investment Trust (HIT) continues to have a strong year in 2010, outperforming the benchmark on both a gross and net basis during the third quarter.  The HIT’s gross and net returns exceeded the Barclays Capital Aggregate Bond Index (Barclays Aggregate) by 40 basis points and 30 basis points, respectively, despite a remarkable Treasury rally and strong performance by corporate bonds during the quarter. With its strong showing, the HIT’s gross returns have exceeded the Barclays Aggregate by 9 basis points year-to-date.   The HIT has benefited from its higher income, the active management of its multifamily portfolio, its duration management, and the portfolio’s underweight to single-family mortgage-backed securities (MBS), which underperformed Treasuries for the quarter.

The HIT’s focus on government insured or guaranteed construction-related multifamily and healthcare facility securities provides assets with significantly higher relative yields than bonds of comparable duration and credit quality.  These higher yielding securities fit well into the HIT’s overall strategy to obtain competitive risk-adjusted returns by constructing a portfolio consisting of assets with higher credit quality and yield relative to the benchmark without taking additional interest rate risk.  With approximately $400 million in new construction-related financing committed during the first nine months of 2010, the HIT has been able to increase the percentage of its portfolio invested in such securities, which is expected to provide a positive effect on portfolio yield in future periods.  The new commitments will generate additional income as they are funded during the construction period.  At the same time, they will generate union construction work, create affordable and workforce housing, and spur secondary job creation and economic development in communities across the nation.

Year-to-Date Performance

The HIT has continued to show robust absolute performance and, despite the massive Treasury rally and strong corporate bond returns this year, has provided competitive performance relative to the Barclays Aggregate.  The HIT has provided gross year-to-date returns of 8.03% and one-year returns of 8.22% through September 30.   The Barclays Aggregate has returned 7.94% and 8.16%, respectively, for the year-to-date and one-year periods.  The HIT’s gross returns exceeded the benchmark’s returns by 47, 46 and 48 basis points, respectively, for the 3-, 5- and 10-year periods ending September 30.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

The Treasury rally that began in the spring on European sovereign debt concerns and weak U.S. economic data continued during the third quarter.  Treasuries, which represent one-third of the benchmark, rallied by between 6 and 51 basis points depending on the maturity.  The HIT is underweighted to Treasuries, which comprised 4.6% of its holdings at the end of September.  Year-to-date, Treasury yields have fallen for all maturities, and the Treasury sector of the Barclays Aggregate returned 8.74%.

Source:  Bloomberg

During the third quarter, corporate bonds1 generated 144 basis points of excess returns over Treasuries and MBS underperformed Treasuries2 by 31 basis points.  The HIT does not hold corporate bonds and is underweighted in single-family MBS.

A Well-Positioned Portfolio

The HIT is well-positioned for investment success due to the relative value in the portfolio and the superior fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.  The HIT’s yield advantage over the benchmark has increased to 80 basis points at September 30 from 64 basis points at June 30.  This advantage should enable the HIT to generate competitive returns in the long run without taking more risk.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
September 30, 2010
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	94.7%	77.7%	Effective Duration	4.23	4.53
A & Below	2.0%	17.9%	Convexity	-0.07	-0.11
Yield Advantage			Similar Call Risk
Yield to Maturity/Worst	3.195%	2.394%	Call Protected	73%	67%
→ 80 basis point Yield Advantage			Not Call Protected	27%	33%

Additional construction-related investments are expected in the period ahead as a result of the HIT’s large pipeline of prospective transactions.  Direct sourcing of multifamily securities permits the HIT to customize investments for the portfolio and obtain superior execution, which allows the HIT’s investors to earn better returns.  Spreads on high credit quality construction-related instruments are very wide compared to instruments of similar credit quality, including permanent loan securities, and the HIT expects to capture attractive yields as it increases its construction-related investments.  In addition, as these construction-related securities convert to permanent securities, their value in the portfolio increases significantly as their spreads tighten.

1 Corporate bonds comprised 18.7% of the Barclays Aggregate as of September 30, 2010.
2 Single-family MBS comprised 32.5% of the Barclays Aggregate and 25.7% of the HIT’s portfolio as of September 30, 2010.

Source: HIT and Securities Dealers

High unemployment, weak real estate fundamentals, tight credit conditions, and uncertainty over European sovereign debt will likely hamper the U.S. economic recovery and may even precipitate another recession.  That said, the Federal Reserve has indicated it may provide additional measures of quantitative easing if economic conditions deteriorate further.  Uncertainty over the impact of new regulations for financial institutions may continue to hamper banks’ willingness to lend. These factors, combined with excess industrial capacity and strong productivity, make a convincing case that inflation is not a current concern.  High credit quality fixed-income investments like the HIT could offer significant opportunities for pension fund investors going forward.

The HIT intends to take advantage of opportunities to purchase attractive construction-related securities with new capital raised from investors.  Its strategy is to continue to focus on the long-term time horizon and to remain disciplined in managing interest rate risk.

This commentary contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2010, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or follow this link.